             As filed with the Securities and Exchange Commission
                             on November 21, 1997

                                                       Registration No. 33-43074
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            -----------------------

                                IMC GLOBAL INC.
                (formerly known as IMC Fertilizer Group, Inc.)
            (Exact name of registrant as specified in its charter)

                            -----------------------

            Delaware                                    36-3492467
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                IMC Global Inc.
                               2100 Sanders Road
                          Northbrook, Illinois 60062
                                (708) 272-9200
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                  SALARY REDUCTION PLAN FOR HOURLY EMPLOYEES
                        OF IMC GLOBAL OPERATIONS, INC.
               REPRESENTED BY UNITED STEELWORKERS OF AMERICA AT
                             CARLSBAD, NEW MEXICO
                             (Full Title of Plan)

                            -----------------------

                              Marschall I. Smith
                   Senior Vice President and General Counsel
                                IMC Global Inc.
                               2100 Sanders Road
                          Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                (847) 272-9200
         (Telephone number, including area code, of agent for service)
                            -----------------------
================================================================================

     This Post-Effective Amendment No. 1 to Registration Statement No. 33-43074 is being filed by IMC Global Inc. (formerly known as IMC Fertilizer Group, Inc.) to remove from registration under the Securities Act of 1933, as amended, the securities which remain unsold pursuant to such Registration Statement on the date of this filing. No further offering of such securities will be made.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it previously met all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Northbrook, state of Illinois, on this 21st day of November, 1997.

                             IMC GLOBAL INC.
                             (formerly known as IMC Fertilizer
                               Group, Inc.)

                             By: /s/ Marschall. I Smith
                             ----------------------
                                 Marschall I. Smith
                                 Senior Vice President
                                 and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated:

      Signature                       Title(s)                     Date
      ---------                       --------                     ----

          *                Chief Executive Officer           November 21, 1997
---------------------      (principal executive officer),
Robert E. Fowler, Jr.      President (principal operating
                           officer) and Director



/s/ Lynn F. White          Senior Vice President             November 21, 1997
---------------------      (principal financial officer)
Lynn F. White


/s/ Anne M. Scavone        Vice President and Controller     November 21, 1997
---------------------      (principal accounting officer)
Anne M. Scavone

          *                Chairman and Director             November 21, 1997
---------------------
Wendell F. Bueche


          *                Director                          November 21, 1997
---------------------
Raymond F. Bentele


          *                Director                          November 21, 1997
---------------------
Rod F. Dammeyer


          *                Director                          November 21, 1997
---------------------
Dr. James M. Davidson

          *                Director                          November 21, 1997
---------------------
Harold H. MacKay


          *                Director                          November 21, 1997
---------------------
David B. Mathis


          *                Director                          November 21, 1997
---------------------
Donald Mazankowski


          *                Director                          November 21, 1997
---------------------
Thomas H. Roberts, Jr.


          *                Director                          November 21, 1997
---------------------
Joseph P. Sullivan


          *                Director                          November 21, 1997
---------------------
Richard L. Thomas


          *                Director                          November 21, 1997
---------------------
Billie B. Turner



*By /s/ Marschall I. Smith
    ----------------------
    Marschall I. Smith
    Attorney in Fact

INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT TO FORM S-8 REGISTRATION STATEMENT
--------------------------------------------------------------------------------

Exhibit        Description of Exhibit
-------        ----------------------

24.1           Powers of Attorney